UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2010

Resource Real Estate Investors 6, L.P.
(Exact name of registrant as specified in its chapter)

Delaware	0-53652	37-1548084
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Crescent Drive, Suite 203
Navy Yard Corporate Center
Philadelphia, PA		19112
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 215-231-7050

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.                      Financial Statements and Exhibits

(a)           Financial Statements of Businesses Acquired.

(3)
The historical summary and report of independent certified public accountants for Foxcroft Apartments, for the year ended December 31, 2007 and the period from January 1, 2008 to January 29, 2008 and the related notes are attached to this report as Exhibit 99.1.

The historical summary and report of independent certified public accountants for Coach Lantern Apartments, for the year ended December 31, 2007 and the period from January 1, 2008 to January 29, 2008 and the related notes are attached to this report as Exhibit 99.2.

(d)           Exhibits.

99.1	Historical summary and report of independent certified public accountants for Foxcroft Apartments

99.2	Historical summary and report of independent certified public accountants for Coach Lantern Apartments

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOURCE REAL ESTATE INVESTORS 6, L.P.
By: Resource Capital Partners, Inc., its general partner

Dated: October 5, 2010	By: /s/ Kevin M. Finkel
Kevin M. Finkel
President